                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [ ]

Filed by a party other than the Registrant [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12

                      TECHNICAL COMMUNICATIONS CORPORATION
                (Name of Registrant as Specified In Its Charter)

                                 M. Mahmud Awan
                                Philip A. Phalon
                                Robert B. Bregman
                           William C. Martindale, Jr

     (Name of person(s) filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

     --------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

     --------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     --------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

     --------------------------------------------------------------------------

     5) Total fee paid:

     --------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     --------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

     --------------------------------------------------------------------------


     3) Filing party:

     --------------------------------------------------------------------------

     4) Date Filed:

     --------------------------------------------------------------------------

                                THE PHALON GROUP
                                40 SALEM STREET
                         LYNNFIELD, MASSACHUSETTS 01940

                                                                   June 26, 1998

Dear Fellow Technical Communications Corporation Stockholders:

    Philip A. Phalon, M. Mahmud Awan, Robert B. Bregman and William C. Martindale, Jr. (the "Phalon Group"), stockholders of Technical Communications Corporation who collectively own 17.2% of the outstanding Common Stock of the Company, have formed a group for purposes of conducting a proxy contest in order to replace at least a majority of the Board of Directors of the Company.

    The Phalon Group is conducting this solicitation to elect a slate of five nominees to serve as directors of the Company (the "Group Nominees") until their successors are duly elected and qualified. As a result of a ruling by the Massachusetts Superior Court, which was upheld by the Massachusetts Appeals Court, all eight directors are to be elected at the Annual Meeting. The Phalon Group by soliciting proxies on behalf of the Group Nominees is seeking to elect at least a majority of the directors and effect a change in control of the Company, because of its belief that Arnold McCalmont, Hebert Lerner, Robert Lessard and Carl Guild have acted for their own personal benefit at the expense of the Stockholders and thereby breached fiduciary duties owed to the Stockholders, all as more fully described in the accompanying proxy statement. Accordingly, the Phalon Group believes that the incumbents should no longer be permitted to remain in control of the business and affairs of the Company. The eight candidates receiving the greatest number of votes at the Annual Meeting will be elected. The Phalon Group urges you to sign, date and return the enclosed gold proxy card so that the Phalon Group may represent and vote your shares at the Annual Meeting for the election of the Group Nominees as directors.

    On May 22, 1998, Mr. Phalon and Dr. Awan initiated a lawsuit against the Company and its directors (other than Mr. Phalon) in the Massachusetts Superior Court. The complaint alleges that the individual director defendants: (i) breached their fiduciary duties to the Stockholders of the Company by engaging in self-dealing transactions; (ii) engaged in concealment of illegal and possibly criminal conduct by officers and directors of the Company; (iii) denied Mr. Phalon access to the Company's Stockholder list and related material in violation of state and federal law; and (iv) illegally acted to entrench themselves as the Company's Board of Directors by actions taken at the April 30, 1998 Board meeting.

    On June 10, 1998, following a hearing, the Superior Court entered a Memorandum of Decision and Order. The Court found that the "Plaintiffs demonstrated a reasonable likelihood of success on their claim that the By-law change voted on April 29 [sic], 1998 was a `manipulative device' designed to prevent a meaningful proxy contest by dissenting shareholders in willful disregard of the rights of other shareholders" and that "[t]o allow the By-Law to control the proceedings at the next annual meeting would `substantially chill, if not freeze in its tracks, any continued' proxy contest or inquiring into the control and governance of TCC by dissenting shareholders." The Court ordered, among other things, that the "defendants shall be enjoined from implementing the votes taken at the meeting held on April 30, 1998 adopting the provisions of GL. c. 156B, Section 50A and restructuring the terms of the Board of Directors to staggered terms" and that the Company "shall mail a copy of the proxy statement submitted by the [Phalon Group] to each and every stockholder of the corporation...."

                  PLEASE READ THE ENCLOSED PROXY STATEMENT AND
                    VOTE THE GOLD PROXY FOR THE ELECTION OF
                        THE GROUP NOMINEES FOR DIRECTORS

   TIME IS SHORT. THE ANNUAL MEETING IS JULY 17! READ OUR PROXY STATEMENT AND
                          VOTE YOUR GOLD PROXY TODAY!

                                          On behalf of the Phalon Group

                                          Sincerely,

                                          /s/ Philip A. Phalon

                                          Philip A. Phalon

     IF YOU HAVE ANY QUESTIONS OR DESIRE ASSISTANCE IN VOTING YOUR SHARES,
       PLEASE CALL: MACKENZIE PARTNERS, INC. TOLL FREE AT (800) 322-2885.

            PROXY STATEMENT IN OPPOSITION TO THE BOARD OF DIRECTORS
                    OF TECHNICAL COMMUNICATIONS CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 17, 1998

    This Proxy Statement is furnished to holders ("Stockholders") of the common stock, par value $.10 per share (the "Common Stock"), of Technical Communications Corporation ("TCC" or the "Company") in connection with the solicitation of proxies by Philip A. Phalon, M. Mahmud Awan, Robert B. Bregman and William C. Martindale, Jr. (the "Phalon Group") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") and all adjournments thereof, which is scheduled for 10:00 a.m. Eastern Time on Friday, July 17, 1998, at the principal offices of the Company at 100 Domino Drive, Concord, Massachusetts.

    Only Stockholders of record on May 29, 1998 (the "Record Date") are entitled to vote at the Annual Meeting. The Company has advised the Phalon Group that there were 1,283,238 shares of Common Stock outstanding at the close of business on the Record Date, of which 1,247,506 are entitled to vote at the Annual Meeting. As of May 29, 1998, the Phalon Group beneficially owned 220,328 shares of Common Stock, which constitutes 17.2% of the outstanding shares of Common Stock of the Company, or 17.5% of the shares of Common Stock entitled to vote at the Annual Meeting, based upon information provided by the Company. Each share entitles the holder of record to one vote with respect to the election of directors to be elected at the Annual Meeting and the Stockholder Proposal. See "GROUP NOMINEES" and "STOCKHOLDER PROPOSAL," below. This Proxy Statement and the related gold proxy card are first being mailed to Stockholders on or about June 29, 1998. The principal executive offices of the Company are located at 100 Domino Drive, Concord, Massachusetts 01742 and its phone number is (978) 287-5100.

    The Phalon Group is conducting this solicitation to elect a slate of five nominees to serve as directors of the Company (the "Group Nominees") until their successors are duly elected and qualified. As a result of a ruling by the Massachusetts Superior Court, which was upheld by the Massachusetts Appeals Court, see "LITIGATION," below, all eight directors are to be elected at the Annual Meeting. The Phalon Group by soliciting proxies on behalf of the Group Nominees is seeking to elect at least a majority of the directors and effect a change in control of the Company, because of its belief that Arnold McCalmont, Hebert Lerner, Robert Lessard and Carl Guild have acted for their own personal benefit at the expense of the Stockholders and thereby breached fiduciary duties owed to the Stockholders, all as more fully described in "LITIGATION," below. Accordingly, the Phalon Group believes that the incumbents should no longer be permitted to remain in control of the business and affairs of the Company. The eight candidates receiving the greatest number of votes at the Annual Meeting will be elected. The Phalon Group urges you to sign, date and return the enclosed proxy card so that the Phalon Group may represent and vote your shares at the Annual Meeting for the election of the Group Nominees as directors. In order to provide a convenient means by which your shares can be voted for the Group Nominees at the Annual Meeting, the enclosed proxy card authorizes representatives of the Phalon Group, with full powers of substitution and resubstitution, to vote your shares at the Annual Meeting and any adjournments thereof, including on any other matters presented that were not known to the Phalon Group before a reasonable time prior to this solicitation, on the approval of minutes but not actions at TCC's previous annual meeting, on the election of persons in place of any nominee named in a proxy statement unable or for good cause unwilling to serve, or on matters that are incident to the conduct of the Annual Meeting. If you have signed the proxy provided by the Company, you may revoke it at any time by signing and dating the enclosed proxy, which must be dated after the date that you signed the Company's proxy. You may revoke your proxy at any time before it is exercised by filing with the Phalon Group, c/o Mackenzie Partners Inc., 156 Fifth Avenue, 9th Floor, New York, New York 10010, or with the Clerk of the Company at its principal executive offices, a letter revoking it or a duly executed proxy bearing a later date, or by appearing in person and voting at the Annual Meeting. All proxies will be voted in accordance with instructions thereon. ANY PROXY WHICH HAS BEEN EXECUTED BUT UPON WHICH NO INSTRUCTION HAS BEEN INDICATED WILL BE VOTED "FOR" THE ELECTION OF THE GROUP NOMINEES AND "FOR" THE STOCKHOLDER PROPOSAL.

                                   IMPORTANT

    Carefully review this Proxy Statement and the enclosed materials. YOUR PROXY IS IMPORTANT. IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON YOUR PROXY IS THE ONLY MEANS AVAILABLE FOR YOU TO VOTE FOR ANY NOMINEE FOR DIRECTOR. No matter how may or how few shares you own, please vote FOR the Group Nominees and FOR the Stockholder Proposal by so indicating and by signing, dating and mailing the enclosed proxy card promptly. If you already have signed the Company's proxy for its nominees, you may still sign the Phalon Group's proxy. The proxy with the latest date will be counted.

    If you own shares of Common Stock of the Company but your stock certificate is held for you by a brokerage firm, bank or other institution, it is very likely that the stock certificate is actually in the name of such brokerage firm, bank or other institution. If so, only they can execute a proxy card and vote your shares of Common Stock. The brokerage firm, bank, or other institution holding the shares for you is required to forward proxy materials to you and solicit your instructions with respect to the granting of proxies. The brokerage firm, bank, or other institution holding the stock for you cannot vote your shares unless they receive your specific instructions.

    IF YOU HAVE ANY QUESTIONS OR DESIRE ASSISTANCE IN VOTING YOUR PROXY, PLEASE CONTACT A MEMBER OF THE PHALON GROUP BY CALLING PHILIP A. PHALON AT (781) 246-9199 OR CALL:

                            MACKENZIE PARTNERS, INC.
                          156 FIFTH AVENUE, 9TH FLOOR
                               NEW YORK, NY 10010

                         CALL TOLL-FREE (800) 322-2885
                                       OR
                             (212) 929-5500 COLLECT

               INTEREST OF PARTICIPANTS IN ELECTION OF DIRECTORS

    The members of the Phalon Group entered into an Agreement (the "Agreement") dated as of April 3, 1998, whereby they agreed to file a joint Schedule 13D with respect to the shares of Common Stock beneficially owned by each member of the Phalon Group. The members of the Phalon Group agreed that, in the event that a member of the Phalon Group desires to sell his shares of Common Stock, each other member of the Phalon Group shall have a right of first refusal with respect to the purchase of such selling member's shares of Common Stock. The Agreement was filed with the Securities and Exchange Commission (the "Commission") as an exhibit to the Phalon Group's statement on Schedule 13D, which was filed with the Commission on April 3, 1998.

                                 GROUP NOMINEES

    Certain information concerning each Group Nominee for director of the Company is set forth below. Each of the Group Nominees has consented to serve as a director if elected and intends to discharge his duties as a director in compliance with all applicable legal requirements, including the general fiduciary obligations imposed upon corporate directors. The Group Nominees have no plans or proposals relating to the Company should they be elected as directors. Except as described in this Proxy Statement, there are no arrangements or understandings between any Group Nominee and any other person pursuant to which he was selected as a nominee. The Group Nominees will not bear any portion of the expenses of this proxy solicitation and the Phalon Group has agreed to reimburse all out-of-pocket expenses incurred by the Group Nominees and to indemnify each Group Nominee for any liability incurred in connection with the Phalon Group's solicitation of proxies. All information contained in this Proxy Statement concerning each Group Nominee has been furnished by such Group Nominee.

                                BENEFICIAL
NAME, AGE AND                    OWNERSHIP                             BACKGROUND AND
BUSINESS ADDRESS                 OF SHARES                           PRESENT OCCUPATION
------------------------------  -----------  -------------------------------------------------------------------
Philip A. Phalon (69)                2,250(1) Self-employed international marketing and business consultant and
40 Salem Street                              private investor from October 1990 to the present. Interim
Lynnfield, MA 01940                          President of the Company from May 1994 to March 1995. Director of the Company from August 1994 to the present.

M. Mahmud Awan (46)                138,378(2) Chairman and Chief Executive Officer of TechMan International
240 Sturbridge Road                          Corporation, a manufacturer of fiber optic medical devices and
Charlton City, MA 01506                      communications systems, from September 1982 to the present.

Joseph J. Hansen (64)                    0(3) President of Lexington Strategic Associates, a strategic management
221 Follen Road                              consulting firm, from October 1992 to the present; Senior Lecturer
Lexington, MA 02173-5502                     in mathematics at Northeastern University from 1986 to the present.

Ernest R. Fenton (51)                    0   Self-employed business consultant specializing in turnaround of
4 Johns Lane                                 underperforming international businesses, from 1992 to the present.
Lexington, MA 02173

                                BENEFICIAL
NAME, AGE AND                    OWNERSHIP                             BACKGROUND AND
BUSINESS ADDRESS                 OF SHARES                           PRESENT OCCUPATION
------------------------------  -----------  -------------------------------------------------------------------
David A.B. Brown (54)                    0   President of the Windsor Group, Inc., a business consulting firm
One Boston Place                             focused on the oil industry and international operations, from 1984
Boston, MA 02108                             to the present. Mr. Brown is a director of BTU International, Inc.
                                             (thermal processing equipment and controls), EMCOR Group, Inc.
                                             (electrical and mechanical engineering) and The Marine Drilling
                                             Companies (owner and operator of offshore drilling rigs).

------------------------

(1) Mr. Phalon beneficially owns 2,250 shares of Common Stock, of which 500 shares are owned directly by Mr. Phalon and 1,750 shares are issuable upon exercise of currently exercisable stock options.

(2) Dr. Awan owns 138,378 shares of Common Stock (of which 78,000 are owned by Dr. Awan directly and 60,378 are owned of record by TechMan International Corporation, which is wholly owned by Dr. Awan).

(3) Mr. Hansen holds a revocable proxy to vote 50 shares of Common Stock owned of record by Frederick A. Kinch, a former employee of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In the Company's fiscal year ended September 27, 1997 ("Fiscal 1997"), no Group Nominee had any contractual or other relationship with the Company, other than Mr. Phalon, who served as a director of the Company, and Dr. Awan, through his wholly-owned company, TechMan International Corporation ("TechMan"). Mr. Phalon served on the Board's Audit Committee and Compensation Committee during Fiscal 1997, and on the Compensation Committee during the Company's fiscal years ended September 28, 1996 ("Fiscal 1996") and September 30, 1995 ("Fiscal 1995"). During Fiscal 1997, Mr. Phalon received $10,100 for his services as director, earned at the standard non-employee director remuneration rate of $1,000 for the November 1996 Board meeting and $1,200 per Board meeting thereafter, and $500 per committee meeting. During Fiscal 1996, Mr. Phalon received $9,500 for his services, earned as director at the standard non-employee director remuneration rate of $1,000 per Board meeting and $500 per committee meeting. During Fiscal 1995, Mr. Phalon received $10,000 for his services, earned at the standard non-employee director remuneration rate of $1,000 per Board meeting and $500 per committee meeting, and received an additional $28,000 for his services as interim President of the Company. Prior to formation of the Phalon Group, Mr. Phalon advised the other directors that he would decline to stand for reelection with the incumbent Board because of his belief that it was mismanaging the Company and certain of its directors and officers had breached and would continue to breach their fiduciary duties to Stockholders. TechMan and the Company were parties to a certain one year sales representative agreement that ended September 30, 1997, under which TechMan acted as the Company's non-exclusive sales representative in Pakistan. During Fiscal 1997, the Company paid TechMan approximately $45,000 in the aggregate under the agreement. Mr. Phalon and Dr. Awan are adverse parties to the Company and certain of its directors in a proceeding in the Massachusetts Superior Court. See "LITIGATION," below.

                                   LITIGATION

    As previously disclosed by the Company in a Current Report on Form 8-K, filed January 27, 1998, after an internal review of certain historical foreign contracts, the Company announced certain remedial measures, including formation of a committee to recommend changes in its financial control and accounting procedures and the adoption of a code of ethics and a compliance program. In the same announcement, the Company disclosed that James McCalmont had resigned from the Board of Directors and that Arnold McCalmont, Chairman of the Board, would not seek re-nomination. At a meeting of the Board on January 26, 1998, Mr. Phalon informed the Board that he was considering proposing a new slate of director nominees and that he would not seek reelection with the current Board. On April 8, 1998, Mr. Phalon demanded from the Company a list of Stockholders and related materials.

    As of May 22, 1998, the Stockholder list and related materials requested by Mr. Phalon on April 8, 1998 had not been provided by the Company. On May 22, 1998, Mr. Phalon and Dr. Awan initiated a lawsuit against the Company and its directors (other than Mr. Phalon) in the Massachusetts Superior Court, Middlesex County, entitled PHILIP A. PHALON, AND M. MAHMUD AWAN V. TECHNICAL COMMUNICATIONS CORPORATION, ARNOLD MCCALMONT, HERBERT A. LERNER, ROBERT T. LESSARD, CARL H. GUILD, MITCHELL B. BRISKIN, DONALD LAKE AND THOMAS B. PEOPLES, Civil Action No. 98-2553. The complaint alleges that the individual director defendants: (i) breached their fiduciary duties to the Stockholders of the Company by engaging in self-dealing transactions, including but not limited to the historical foreign contracts which gave rise to the internal review; (ii) engaged in concealment of illegal and possibly criminal conduct by officers and directors of the Company; (iii) denied Mr. Phalon access to the Company's Stockholder list and related material in violation of state and federal law; and
(iv) illegally acted to entrench themselves as the Company's Board of Directors by actions taken at the April 30, 1998 Board meeting. Mr. Phalon and Dr. Awan sought injunctive relief: (i) requiring the Company to produce the Stockholder list and related materials; (ii) rescinding and revoking the by-law amendment adopted by the Board at its April 30, 1998 meeting which creates a classified Board of Directors consisting of three classes elected for staggered three year terms; and (iii) enjoining other similar actions until after the Annual Meeting. Mr. Phalon and Dr. Awan are also seeking a declaratory judgment that the by-law amendment classifying the Board adopted at the April 30, 1998 meeting is invalid, null and void. A copy of the Verified Complaint commencing the lawsuit was filed with the Commission on May 22, 1998 as an exhibit to the Phalon Group's Amendment No. 2 to its statement on Schedule 13D.

    On June 10, 1998, following a hearing in Middlesex Superior Court on the Plaintiffs' motion for preliminary injunctive relief to obtain the list of Stockholders and to invalidate the April 30, 1998 action of the Board of Directors to adopt a staggered Board scheme, the Court entered a Memorandum of Decision and Order. The Court found that the "Plaintiffs demonstrated a reasonable likelihood of success on their claim that the By-law change voted on April 29 [sic], 1998 was a `manipulative device' designed to prevent a meaningful proxy contest by dissenting shareholders in willful disregard of the rights of other shareholders" and that "[t]o allow the By-Law to control the proceedings at the next annual meeting would `substantially chill, if not freeze in its tracks, any continued' proxy contest or inquiring into the control and governance of TCC by dissenting shareholders." The Court ordered, among other things, that the "defendants shall be enjoined from implementing the votes taken at the meeting held on April 30, 1998 adopting the provisions of GL. c. 156B,
Section 50A and restructuring the terms of the Board of Directors to staggered terms" and that the Company "shall mail a copy of the proxy statement submitted by the [Phalon Group] to each and every stockholder of the corporation...." On
June 12, 1998, the Memorandum of Decision and the Order became final upon the Court's denial of Arnold McCalmont's motion for reconsideration. On June 18, 1998, following a hearing, the Massachusetts Appeals Court denied the Company's appeal of the June 10, 1998 Order of the Superior Court. The Memorandum of Decision and Order of the Superior Court and the Order of the Appeals Court denying the Company's appeal are included in their entirety as Exhibits A and B, respectively, to this Proxy Statement and are incorporated herein by reference.

                              STOCKHOLDER PROPOSAL

    By letter dated May 8, 1998, Graham R. Briggs, the former Chief Financial Officer of the Company, gave notice to the Company pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934 (the "Exchange Act") that he intended to appear, in person or by duly authorized representative, at the 1998 Annual Meeting of Stockholders of the Company to present a proposal to the effect that the Board's actions taken on April 30, 1998 to classify the Board into three classes having staggered terms be invalidated (the "Proposal").The Company, by letter dated May 28, 1998, opposed the inclusion of the Proposal in its proxy materials principally on the basis that the Proposal would be violative of state law. Through counsel, Mr. Briggs disputed the Company's argument for excluding the Proposal. On June 10, 1998, the Commission stated that it "does not believe that [the Proposal] may be omitted from the Company's proxy materials...." The
Phalon Group supports the Proposal as being in the best interest of the Stockholders. For the texts of the Proposal, Mr. Briggs' statement in support and the Company's statement in opposition, please refer to the Company's proxy statement.

    The Phalon Group urges each Stockholder to vote FOR the Proposal on the gold proxy card.

      INCLUSION OF STOCKHOLDER PROPOSALS IN THE COMPANY'S PROXY STATEMENT

    The Annual Meeting to be held on July 17, 1998 comes almost six months later than the date required by the Company's by-laws and more than three months later than the date required by Massachusetts corporate law. In conformity with the requirements of the by-laws, and in satisfaction of state law, the Company usually holds its annual meeting on the second Monday in February. If the Group Nominees are elected to the Board, the Phalon Group anticipates the next annual meeting will be held February 8, 1999, and the related proxy statement would be mailed on or about December 24, 1998. Accordingly, the latest date for Stockholders to submit proposals for inclusion in the Company's proxy statement will be August 25, 1998.

                      OTHER BUSINESS OF THE ANNUAL MEETING

    The Phalon Group is not aware of any matters to come before the Annual Meeting other than those stated in this Proxy Statement and the ratification of Arthur Andersen LLP as auditors for the fiscal year ending October 3, 1998 (as to which the Phalon Group is not soliciting proxies). In the event that other matters properly come before the Annual Meeting or any adjournment thereof, it is intended that the persons named in the accompanying proxy and acting thereunder will vote in accordance with their best judgment.

                  OTHER INFORMATION REGARDING THE PHALON GROUP

    As of the date hereof, except for the Phalon Group, there are no other persons other than the Group Nominees who may be considered participants in this proxy solicitation pursuant to the rules and regulations of the Commission. Copies of the joint statement of the Phalon Group on Schedule 13D are available for inspection and copies may be obtained from the Commission at the same place and in the same manner as set forth under the caption "ADDITIONAL INFORMATION."

    Except as otherwise described in this Proxy Statement, no member of the Phalon Group, nor any associate of any such person, nor to the best of the knowledge of the Phalon Group, any of the Group Nominees or any of their associates, (i) beneficially owns or has any right to acquire any equity securities of the Company, (ii) owns any securities of the Company of record but not beneficially or (iii) owns beneficially any securities of any parent or subsidiary of the Company. Except as set forth on Schedule II to this Proxy Statement, no member of the Phalon Group nor, to the best of the knowledge of the Phalon Group, any of the Group Nominees or the other persons referred to above, has effected any transactions in such equity securities during the past two years.

    Except as otherwise set forth in this Proxy Statement, no member of the Phalon Group, the Group Nominees or any of the associates of any such persons has any contract, arrangement, understanding or relationship with another person with respect to any securities of the Company, including, but not limited to, any contract, arrangement, or option arrangements, puts or calls, guarantees of loans, guarantees against loss or guarantees of profits, division of losses or profits or the giving or withholding of proxies. No member of the Phalon Group, nor to the best of the knowledge of the Phalon Group, any of the Group Nominees or any associate of such person, has (i) since May 1, 1996 had any transaction with the Company or any of its executive officers, directors or affiliates that would require disclosure under the rules of the Commission, (ii) any agreement, arrangement or understanding with respect to future employment by the Company, or (iii) any arrangement or understanding with respect to any future transactions to which the Company will or may be a party, except as otherwise disclosed herein. Except as set forth herein, there have been no contacts, negotiations or transactions since May 1, 1996 between the Phalon Group or any member of the Phalon Group, nor to the best of the knowledge of the Phalon Group, any of the Group Nominees or any associate of such person and the Company or its subsidiaries, concerning a merger, consolidation or acquisition, a tender offer or other acquisition of securities, an election of directors, or a sale or other transfer of a material amount of assets.

                             ADDITIONAL INFORMATION

    For information concerning the beneficial ownership of securities of the Company by the Company's management and the principal holders of such securities and certain other matters relevant to this proxy solicitation, reference is made to the Company's proxy statement.

    The information concerning the Company contained in this Proxy Statement has been taken from or based upon publicly available annual, quarterly and current reports, proxy statements and other reports and documents on file with the Commission and other public sources. Documents filed with the Commission may be inspected and copied at the public reference facilities maintained by the Commission located at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's regional offices located at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and Seven World Trade Center, 13th Floor, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. Certain reports and other information may also be inspected at the offices of the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006. The Company's filings with the Commission can be accessed at the Commission's web site on the Internet at "www.sec.gov".

                              GENERAL INFORMATION

    Proxies will be solicited by mail, telephone, telegraph, telex, facsimile transmission and in person. Proxies may be solicited by the members of the Phalon Group and by the Group Nominees. No such person will receive additional compensation for such solicitation.

    In addition, the Phalon Group has retained Mackenzie Partners Inc. for communications, solicitation and advisory services in connection with this proxy solicitation, for which it will be paid a fee not to exceed $50,000 and will be reimbursed for its reasonable expenses. Mackenzie Partners Inc. will solicit proxies from individuals, brokers, banks' nominees and other institutional holders. It is anticipated that Mackenzie Partners Inc. will use approximately 25 persons in this proxy solicitation.

    Banks, brokerage houses, nominees and other custodians and fiduciaries have been requested to forward the solicitation materials to the beneficial owners of shares of Common Stock, and the Phalon Group will reimburse them for their reasonable and customary fees and out-of-pocket expenses.

    The total expenditures relating to this proxy solicitation will be borne by the Phalon Group. Such expenditures, including fees for attorneys, advertising, printing, transportation, and other costs incidental to the solicitation are estimated to be approximately $300,000. Of this amount, approximately $150,000 of costs and expenses have been incurred to date. The Phalon Group intends to seek reimbursement from the Company for its costs and expenses incurred in connection with this proxy solicitation if the Group Nominees are elected to the Board of Directors, and the Phalon Group believes such reimbursement does not require a vote of Stockholders.

                             VOTING OF PROXY CARDS

    Each share of Common Stock of the Company entitles the holder thereof to one vote on each proposal and slate of candidates and no votes may be cumulated. Unless otherwise noted in this Proxy Statement, all matters to come before the Annual Meeting require the affirmative vote of a majority of those shares, present in person or by proxy and voting at the Annual Meeting, to be adopted, assuming that a quorum is present. A majority of the outstanding shares entitled to vote must be present in person or represented by proxy at the Annual Meeting to constitute a quorum. Abstentions and broker non-votes will be treated as shares which are present and entitled to vote for purposes of determining a quorum but those shares will not be treated as having been voted for purposes of determining the approval of any matter submitted to the Stockholders, which may have the effect of permitting less than a majority of the shares deemed present for quorum purposes to act on a matter at the Annual Meeting.

    Shares of Common Stock represented by properly executed gold proxy cards will be voted at the Annual Meeting as marked, and in the absence of specific instructions will be voted "FOR" the Group Nominees and "FOR" the Stockholder Proposal and, in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting and of which the Phalon Group was not aware a reasonable time before the date thereof, that are to be presented at the Annual Meeting, including all motions for adjournment of the Annual Meeting, unless otherwise indicated in this Proxy Statement. Because the Phalon Group is soliciting for only five of the eight director positions to be filled at the Annual Meeting, nominees of the Board of Directors are likely to be elected to fill the remaining positions. The Phalon Group anticipates that the eight nominees from both slates receiving the greatest number of votes will be deemed elected as directors.

                         REVOCABILITY OF SIGNED PROXIES

    A proxy executed by a holder of shares of Common Stock may be revoked at any time before its exercise by sending a written revocation, by submitting another proxy with a later date or by appearing in person at the Annual Meeting and voting. A written revocation must clearly state that the proxy to which it relates is no longer effective and must be executed and delivered prior to the time that the action authorized by the executed proxy is taken. The revocation may be delivered to the Company at 100 Domino Drive, Concord, MA 01742, to the Phalon Group, care of Philip A. Phalon, 40 Salem Street, Lynnfield, MA 01940, or to MacKenzie Partners Inc. at the address set forth in this Proxy Statement. Although a revocation or a later dated proxy delivered only to the Company will be effective, the Phalon Group requests that if a revocation or subsequent proxy is delivered to the Company a photostatic copy of the revocation or subsequent proxy also be delivered to the Phalon Group or MacKenzie Partners Inc. so that it will be aware of such revocation.

    THE RETURN OF A SIGNED AND DATED PROXY CARD WILL FULLY REVOKE ANY PREVIOUSLY DATED PROXY CARD YOU MAY HAVE RETURNED. THE LATEST DATED PROXY CARD IS THE ONLY ONE THAT COUNTS.

                                 OTHER MATTERS

    The Phalon Group is not aware of any matters, other than those discussed herein and the ratification of the appointment of Arthur Andersen LLP discussed in the Company's proxy statement, to be considered at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, including any motion to adjourn the Annual Meeting prior to taking of a vote on the Group Nominees, the persons named in the gold proxy card, or their substitutes, will vote in their discretion all shares of Common Stock covered by gold proxy cards with respect to such matters unless such discretionary authority of the named proxies is limited by Rule 14a-4(c)(5) of the Exchange Act to matters incident to the conduct of the meeting.

    YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD PROMPTLY IN THE PREPAID POSTAGE ENVELOPE PROVIDED.

Dated: June 26, 1998

                                          On behalf of the Phalon Group,

                                          /s/ Philip A. Phalon

                                          Philip A. Phalon

                                   SCHEDULE I

    Set forth below is the name, business address, present principal occupation and place of employment of each of the participants in this solicitation. (Please refer to the notes to Schedule II for information on the participants' beneficial interests in the Common Stock of the Company.)

                                                                                          PRESENT
NAME OF PARTICIPANT                             BUSINESS ADDRESS                    PRINCIPAL OCCUPATION
------------------------------------  ------------------------------------  ------------------------------------

Philip A. Phalon (1)................  40 Salem Street                       Self-employed international
                                      Lynnfield, MA 01940                   marketing and business consultant
                                                                            and private investor

M. Mahmud Awan......................  240 Sturbridge Road                   Chairman and Chief Executive Officer
                                      Charlton City, MA 01506               of TechMan International
                                                                            Corporation, a manufacturer of fiber
                                                                            optic medical devices and
                                                                            communications systems

Robert B. Bregman...................  46 Raydon Road Ext.                   Sales consultant-Nissan of Exeter,
                                      York, ME 03109-1625                   NH

William C. Martindale, Jr...........  200 Four Falls                        Chief Executive Officer of
                                      Corporate Ctr. Suite 200              Martindale Andres & Company, Inc.,
                                      W. Conshohocken, PA 19428-2960        an investment management firm

Joseph J. Hansen....................  221 Follen Road                       President of Lexington Strategic
                                      Lexington, MA 02173-5802              Associates, a strategic management
                                                                            consulting firm

Ernest R. Fenton....................  4 Johns Lane                          Self-employed business consultant
                                      Lexington, MA 02173                   specializing in turnaround of
                                                                            underperforming international
                                                                            businesses

David A.B. Brown....................  One Boston Place                      President of the Windsor Group,
                                      Boston, MA 02108                      Inc., a business consulting firm
                                                                            focused on the oil industry and
                                                                            international operations

------------------------

(1) Currently serves as a director of the Company.

SCHEDULE II

    The following table sets forth information with respect to all purchases and sales of the Common Stock of the Company by each of the members of the Phalon Group and the Group Nominees, or any associate of any such person, during the past two years.

                                       NUMBER OF SHARES
                                        OF COMMON STOCK
                                       PURCHASED (SOLD)
NAME AND DATE                           WITHIN 2 YEARS
------------------------------------  -------------------
Philip A. Phalon (1)

   2/22/95..........................           500

M. Mahmud Awan (2)

   8/14/97..........................           100
   8/14/97..........................           100
   8/15/97..........................         1,000
   8/21/97..........................         1,000
   8/29/97..........................         3,000
    9/8/97..........................         2,200
    9/9/97..........................         1,500
   9/12/97..........................         1,000
   9/16/97..........................         1,000
   9/18/97..........................         1,000
   10/1/97..........................         1,500
   10/1/97..........................         1,500
   10/2/97..........................         1,000
   10/3/97..........................           300
   10/3/97..........................         2,000
  10/22/97..........................           500
  11/13/97..........................           500
  11/14/97..........................           500
  11/19/97..........................         1,000
  11/24/97..........................         1,000
   12/1/97..........................         1,000
   12/4/97..........................         1,000
   12/8/97..........................         1,000
  12/10/97..........................         1,000
  12/15/97..........................         1,000
  12/16/97..........................         1,000
  12/18/97..........................         2,500
  12/18/97..........................         3,000
  12/19/97..........................         3,000
  12/19/97..........................         1,000
  12/22/97..........................         2,500
  12/24/97..........................         1,000
  12/26/97..........................         1,000

                                       NUMBER OF SHARES
                                        OF COMMON STOCK
                                       PURCHASED (SOLD)
NAME AND DATE                           WITHIN 2 YEARS
------------------------------------  -------------------

M. Mahmud Awan (2)
  12/26/97..........................         1,000
    1/2/98..........................         1,000
    1/2/98..........................         1,000
    1/2/98..........................         1,000
    1/6/98..........................           200
    1/6/98..........................         1,000
    1/7/98..........................         1,000
    1/7/98..........................         2,000
    1/7/98..........................         1,000
    1/9/98..........................           274
   1/12/98..........................         1,074
   1/13/98..........................         1,500
   1/22/98..........................         1,000
   1/22/98..........................         1,500
   1/23/98..........................         1,000
   1/26/98..........................         1,000
   1/26/98..........................         1,500
   1/28/98..........................           730
   1/29/98..........................         3,000
   1/30/98..........................         2,000
   1/30/98..........................         2,000
    2/3/98..........................         1,000(3)
    2/3/98..........................         2,000(3)
    2/5/98..........................         2,000(3)
    2/6/98..........................         1,000(3)
   2/11/98..........................         2,000
   2/11/98..........................         3,000
   2/17/98..........................         1,000
   2/18/98..........................         2,000
   2/18/98..........................         1,000(3)
   2/19/98..........................         1,000(3)
   2/20/98..........................         1,000(3)
   2/23/98..........................         2,000(3)
   2/23/98..........................         2,000(3)
   2/24/98..........................         2,000(3)
   2/24/98..........................         1,500(3)

                                       NUMBER OF SHARES
                                        OF COMMON STOCK
                                       PURCHASED (SOLD)
NAME AND DATE                           WITHIN 2 YEARS
------------------------------------  -------------------

M. Mahmud Awan (2)
   2/24/98..........................         1,500(3)
   2/25/98..........................           200(3)
   2/25/98..........................         2,000(3)
   2/26/98..........................           500(3)
   2/27/98..........................         1,000(3)
   3/16/98..........................           100(3)
   3/16/98..........................         1,000(3)
   3/18/98..........................         1,000(3)
   3/23/98..........................         1,000(3)
   3/24/98..........................         1,000(3)
   3/25/98..........................         1,000(3)
   3/26/98..........................           500(3)
   3/26/98..........................         1,000(3)
    4/2/98..........................         3,000(3)
    4/7/98..........................         3,000
   4/24/98..........................         1,000
   4/28/98..........................         1,000
   4/28/98..........................         1,000
   4/29/98..........................         2,000
   4/30/98..........................         1,000
   4/30/98..........................         1,000
   4/30/98..........................         1,000
                                       NUMBER OF SHARES
                                        OF COMMON STOCK
                                       PURCHASED (SOLD)
NAME AND DATE                           WITHIN 2 YEARS
------------------------------------  -------------------

M. Mahmud Awan (2)
    5/1/98..........................         1,000
    5/2/98..........................         2,000
    5/4/98..........................         1,000
   5/11/98..........................         1,000
   5/12/98..........................           100
   5/12/98..........................           100
   5/14/98..........................           200
   5/18/98..........................         2,000
   5/18/98..........................           100
   5/26/98..........................         1,000
   5/20/98..........................         3,000(3)
   5/28/98..........................         3,000
   5/29/98..........................           400

Robert B. Bregman (4)...............             0

William C. Martindale, Jr. (5)

  12/19/96..........................         2,000

Joseph J. Hansen (6)................             0

Ernest R. Fenton (7)................             0

David A.B. Brown (7)................             0

------------------------

(1) Mr. Phalon beneficially owns 2,250 shares of Common Stock of which 500 shares are owned directly by Mr. Phalon, and 1,750 shares are issuable upon exercise currently exercisable stock options.

(2) Dr. Awan owns 138,378 shares of Common Stock (of which 78,000 are owned by Dr. Awan directly and 60,378 of which are owned of record by TechMan International Corporation, which is wholly owned by Dr. Awan).

(3) Indicates date of trade (as compared to settlement date).

(4) Mr. Bregman beneficially owns 2,500 shares of Common Stock indirectly (his wife, Susan J. Pape, is the owner of record of such shares; Mr. Bregman has voting and dispositive power).

(5) Mr. Martindale owns 10,000 shares of Common Stock (of which 6,100 he holds directly, 3,700 he holds in his individual retirement account and 200 are owned by his wife) and, through discretion over client accounts, shares the power to vote an additional 67,000 shares as to which he disclaims beneficial ownership.

(6) Mr. Hansen holds a revocable proxy to vote 50 shares of Common Stock owned of record by Frederick A. Kinch, a former employee of the Company, and otherwise has no beneficial ownership of any Common Stock of the Company.

(7) Mr. Fenton and Mr. Brown have no beneficial ownership of any Common Stock of the Company.

                                                                       EXHIBIT A

                         COMMONWEALTH OF MASSACHUSETTS

                              COUNTY OF MIDDLESEX
                               THE SUPERIOR COURT

                                                      CIVIL DOCKET #MICV98-02553

Phalon (IMPOUNDED) et al,
        Plaintiff(s)
vs.
Technical Communications Corp. et al,
        Defendant(s)

                              TEMPORARY INJUNCTION

TO:

         Agents, Attorneys and Counselors, and each and every of them,

                                                                       GREETING:

    WHEREAS, it has been represented unto us in our SUPERIOR COURT, by Philip A. Phalon (IMPOUNDED) M. Mahmud Awan (IMPOUNDED) plaintiff(s), that he, said plaintiff(s), has filed a complaint in our said Court against you, the said defendant(s) Technical Communications Corp. pray for a Writ of Injunction against you, to restrain you and the persons before named from doing certain acts and things in said complaint set forth, and hereinafter particularly specified and mentioned.

    We, therefore, in consideration of the premises, do strictly enjoin and command you the said defendant(s), and all and every the persons before named, be and hereby are ordered to mail a copy of the proxy statement submitted by the plaintiffs to the SEC to each and every stockholder of the corporation on or before June 17, 1998 and further that it shall not provide the plaintiffs with a copy of the shareholder list but shall maintain a full and complete list of all shareholders to whom the proxy statement has been sent and shall file an affidavit of compliance with this order on or before July 3, 1998 and further the cost of the mailing and copying shall be born by the plaintiffs; and further we command you said defendants from implementing the votes taken at the meeting held on April 30, 1998 adopting the provisions of GL c 156B, Section 50A and restructing the terms of the Board of Directors to staggered terms and further this order is continued upon the plaintiffs posting a bond in the amount of Ten Thousand Dollars or in lieu thereof, depositing the amount with the Clerk of court, until the further order of our Court, or some Justice thereof.

    Witness, Robert A. Mulligan, at Cambridge, this 10th day of June, in the year of our Lord 1998.

                                          /s/ Clerk
                                          Clerk.

                         COMMONWEALTH OF MASSACHUSETTS

    MIDDLESEX, ss.                                                  CIVIL ACTION

                                                                     No. 98-2553

                            PHILIP A. PHALON ET AL.

                                   PLAINTIFFS

                                       V.

                  TECHNICAL COMMUNICATIONS CORPORATION ET AL.

                                   DEFENDANTS

                      MEMORANDUM OF DECISION AND ORDER ON
              PLAINTIFF'S APPLICATION FOR A PRELIMINARY INJUNCTION

    In this action, the plaintiffs Philip A. Phalon and M. Mahmud Awan are seeking injunctive and declaratory relief. The plaintiff Phalon is a stockholder and director of the defendant Technical Communications Corporation (TCC), a publicly held Massachusetts corporation; the plaintiff Awan is a stockholder. The defendants Arnold McCalmont, Herbert A. Lerner, Robert T. Lessard, Carl H. Guild, Mitchell B. Briskin, Donald Lake and Thomas B. Peoples are directors of TCC.

    In their complaint, the plaintiffs allege in Count I a breach of fiduciary duty resulting from By-Law changes alleged to entrench themselves in control of TCC; in Count II breach of fiduciary duty in refusing to provide a stockholder list; in Count III violation of Securities & Exchange Commission (SEC) Rule 14a-7, 24 CFR Section 240.14a-7 and in Count IV seeking a declaration invalidating actions of a majority of the Board of Directors on April 30, 1998. The plaintiffs are seeking a preliminary injunction 1) restraining the defendants from implementing By-Law changes voted at the April 30th meeting, 2) directing the defendant to reconvene and rescind the By-Law changes votes at the April 30th meeting, 3) restraining the defendants from filling any vacancies on the board and/or from taking any action to amend the By-Laws or Articles of Organization prior to the stockholders meeting, and 4) directing the defendants to produce the stockholder list to the plaintiff.

    The defendants TCC, Arnold McCalmont, Herbert A. Lerner, Carl H. Guild, Mitchell B. Briskin, and Donald Lake(1) strenuously oppose issuance of a preliminary injunction on the grounds that 1) they have "so delayed coming to this Court that it would be inappropriate to grant interim relief" and 2) that substantively, the plaintiffs cannot demonstrate a likelihood of success on the merits with respect to their request for shareholder information and with respect to their claims relating to staggered terms, 3) the plaintiff's have failed to articulate any harm and 4) the harm to the defendants outweighs any harm to the plaintiffs. The defendants further assert that "[i]t is fundamentally unfair and unlawful for Mr. Phalon, a current director of TCC with a clear fiduciary duty and duty of loyalty to TCC, to be seeking to attack it in this way." The defendants noted that "Mr. Phalon has flouted his duty under federal securities laws to maintain the confidentiality of this non-public information."(2)

------------------------

(1) The defendants Briskin, Peoples and Lessard were not represented at the hearing on the plaintiff's application for a preliminary injunction.

(2) Documents submitted in this action were, given the nature of the allegations, impounded. The parties have agreed that the impoundment order should continue.

                          THE PLAINTIFF'S ALLEGATIONS

    According to the verified complaint, TCC was founded by the defendant Arnold McCalmont. The plaintiff Phalon asserts that McCalmont has maintained pervasive control of TCC's board of directors and that he, Phalon, is the lone dissenting director. According to the complaint, McCalmont's control over TCC is reflected by the fact that McCalmont's sons James and Marc were employed by TCC and, until recently, James had been a director. According to the complaint, McCalmont arranged for TCC to invest in Net2Net Corporation, a business founded by his son Stephen.(3)

    In late 1997, Gadsby & Hannah was retained by the board of directors of TCC to investigate certain individual officers, directors and employees of TCC relating to matters occurring in 1988. As a result of that investigation, a report was submitted to the directors at its meetings on December 11, 1997 and on January 8, 1998. A written report known as the Slavitt report was made available to the directors at the January 11th meeting. However, individual directors were not permitted to retain a copy. According to Phalon, the Slavitt report included findings of improprieties and recommendations which included seeking restitution from James and/or Arnold McCalmont for the cost of the investigation, removal of Arnold McCalmont as a director, removal of James McCalmont as a director, and disclosure of the results of the investigation as legally required.

    At the January 8th meeting, a majority of the board voted to approve granting a release to Arnold McCalmont conditioned upon his agreement not to stand for re-election as a director. Arnold McCalmont was one of the directors voting in favor of the release. The plaintiff Phalon and one other board member voted against it. At a board meeting on January 9, 1998, a majority of the board voted to accept the resignation of James McCalmont as an officer and director upon terms and conditions which included the condition that TCC give James McCalmont a limited release from liability covering the matters referred to in the Slavitt report. The defendant Arnold McCalmont voted in favor of accepting the resignation and its terms and conditions. The plaintiff Phalon and one other board member voted against it.

    According to the Phalon affidavit, a draft 1997 annual report on Form 10-K was prepared and circulated. TCC's President and Chief Financial Officer refused to sign the Form 10-K because it did not adequately disclose findings and recommendations included in the Slavitt report. The Chief Financial Officer stated he would not sign the Form 10-K unless he was afforded an opportunity to review the Slavitt report. His review of the Slavitt report was conditioned upon his signing a confidentiality agreement. The Chief Financial Officer refused to sign the agreement. On January 14, 1998, a majority of the board voted to terminate the employment of the Chief Financial Officer.(4) The plaintiff Phalon and one board member voted against the termination. On January 26, 1998, the plaintiff refused to sign the Form 10-K. After some discussion, the president did sign the Form 10-K.(5) At a meeting on February 13, 1998, a majority of the board voted to terminate the president. The plaintiff Phalon voted against this termination as well.

------------------------

(3) The investment in Net2Net and relationship between its president and the defendant McCalmont is disclosed at page AR-18 of TCC's Form 10-K.

(4) According to the SEC filing Form 8-K of TCC, the Chief Financial Officer was terminated on January 14, 1998 and the defendant Lerner, a director and TCC's Treasurer assumed the duties of the Chief Financial Officer until a successor was chosen.

(5) The Form 10-K includes the following disclosure at page 10:
     On December 12, 1997, the Board of Directors announced that it has undertaken an internal review of certain of its historical service contracts. On January 13, 1998 the Company announced that the results from its internal review concluded that certain of the Company's internal approval and control procedures were not followed in connection with such contracts. However, the Company does not believe that this will result in a material liability or asset impairment to the Company or otherwise have any material effect on the financial position or results of operations of the Company.

  The Form 10-K was signed by Roland S. Gerard as President and Chief Executive Officer and by the defendants McCalmont, Guild, Lessard and Lerner.

    At the meeting on January 26, 1998, the plaintiff Phalon after advising the board of his objection to actions taken by the board informed the board members that he would not stand for re-election with the incumbent board.

    On April 3, 1998, the plaintiffs Phalon and Awan and two others filed a joint statement with the Securities & Exchange Commission (SEC) disclosing that they had formed a group to consider the costs and benefits of a proxy contest to replace at least a majority of the board with nominees selected by the group. On April 8, 1998, the plaintiff Phalon wrote to TCC, attention of Edward E. Hicks, Clerk, demanding pursuant to G.L. c. 156B, Section 32, to inspect and copy TCC's stock and transfer records including its most recent list of stockholders. According to his letter, "[t]he purpose of this demand is to enable me to identify and communicate with my fellow stockholders on matters relating to their investment in the Company and the affairs of the Company, including the solicitation of written proxies from stockholders pursuant to Rule 14a-11 under the 1934 Act."(6) By letter dated April 13, 1998, Edward E. Hicks, as clerk, requested clarification of Phalon's request as to the capacity in which he was requesting the list, i.e. as a stockholder or director. Phalon was also reminded "as a director of the Corporation [you] have broad ranging fiduciary duties that include duties of care, loyalty, and in significant respects, confidentiality." Hicks continued, "We would expect that any information provided to you would be delivered in confidence and would be utilized by you in your fiduciary capacity, keeping in mind your duties to stockholders generally rather than to a separate group with its own interests and agenda." Hicks stated that the Corporation would probably require a confidentiality agreement be executed. Hicks concluded, "Of course, in this instance, you and we also would want to consider whether your actions in a non-fiduciary capacity are consistent with your continuing fiduciary obligations to the corporation." Under cover of letter dated April 24, 1998, a proposed confidentiality agreement was sent to Phalon's counsel. Phalon's counsel notified TCC's counsel that although Phalon acknowledged that he would only use the list for a proper purpose, the proposed agreement was objected to and regarded as interference with Phalon's "absolute" right of access to the stockholder list. Phalon did not execute the confidentiality agreement. The stockholder list has not been provided.

    On April 29, 1998, the plaintiffs wrote to TCC demanding that a date be set for the annual stockholders meeting. TCC's By-Laws provide that the annual meeting of stockholders be held on the second Monday in February. The meeting had not been held and an annual meeting had not been scheduled as of the date of the plaintiffs' demand. On April 30, 1998, at a regular meeting of the board, the board voted to hold the annual meeting on July 17, 1998(7) with notice to stockholders of record as of May 29, 1998. At the same meeting, a majority of the board voted to adopt By-Law amendments adopting a classified Board of Directors with three classes of Directors whose staggered three year terms would expire in 1998, 1999 and 2000 respectively.(8) The plaintiff Phalon voted against these By-Law changes. As a result of that vote, Phalon's term expires in 1998 and McCalmont's expires in 1999. The board also voted to adopt a By-Law "opting into" GL. c. 156B, Section 50A requiring a vote of 40% of the outstanding shares to hold a special meeting. Three director vacancies were filled with the election of the defendants Briskin, Lake and Peoples, all of whom, according to Phalon, have business relationships with the defendant McCalmont.

------------------------

(6) Securities Exchange Act of 1934.

(7) According to the Phalon Affidavit, the meeting was scheduled for July 14(th). Parties agreed the meeting is scheduled for July 17th.

(8) According to a corporate vote taken on May 24, 1990, TCC's directors voted to exempt TCC from the provisions of the then newly enacted GL. c. 156B,
    Section 50A.

    Following filing of this action, the plaintiff's submitted a proxy statement pursuant to Section 14(a) of the Securities & Exchange Act of 1934, a copy of which was filed with the court.

                            THE DEFENDANTS' RESPONSE

    The defendants respond that the events dating back to 1988 are irrelevant to the demand for injunctive relief, the new directors are "truly independent" and the plaintiffs' attempt to portray them otherwise is based on hearsay and unsubstantiated rumor and should be disregarded. Furthermore, TCC has reported all evidence of possible wrongdoing to the SEC and the plaintiff has committed "serious acts of indiscretion by revealing confidential, non-public information he obtained as a Director."

                                   DISCUSSION

    "[W]hen asked to grant a preliminary injunction, the judge initially evaluates in combination the moving party's claim of injury and chance of success on the merits. If the judge is convinced that failure to issue the injunction would subject the moving party to a substantial risk of irreparable harm, the judge must then balance this risk against any similar risk of irreparable harm which granting the injunction would create for the opposing party. What matters as to each party is not the raw amount of irreparable harm the party might conceivably suffer, but rather the risk of such harm in light of the party's chance of success on the merits. Only where the balance between these risks cuts in favor of the moving party may a preliminary injunction properly issue." PACKAGING INDUS. GROUP, INC. V. CHENEY, 380 Mass. 609, 617
(1980). Accord PLANNED PARENTHOOD LEAGUE OF MASS., INC. V. OPERATION RESCUE, 406 Mass. 701, 710 (1990)." ASHFORD V. MASSACHUSETTS BAY TRANSP. AUTHORITY, 421 Mass. 563, 564 n.3 (1995).

                                STOCKHOLDER LIST

    General Laws c. 156B, Section 32, as inserted by St.1964, c. 723, Sec. 1, provides, in pertinent part:

        If any officer or agent of a corporation having charge of . . . [the corporation's stock and transfer records] refuses or neglects to . . . produce for examination a list of stockholders with the record address and amount of stock owned by each, he or the corporation shall be liable to any stockholder for all actual damages sustained by reason of such refusal or neglect, but in an action for damages or a proceeding in equity under this section for neglect or refusal to exhibit for inspection the stock and transfer records, it shall be a defen[s]e that the actual purpose and reason for the inspection sought are to secure a list of stockholders or other information for the purpose of selling said list or information or copies thereof or of using the same for a purpose other than in the interest of the applicant, as a stockholder, relative to the affairs of the corporation.

The plaintiff Phalon's right to a stockholder list is not "absolute" under GL.
c. 156B, Section 32 but rather is limited to the interest of the stockholder "relative to the affairs of the corporation." SHABSHELOWITZ V. FALL RIVER GAS CO., 412 Mass. 259, 265 (1992) affirming SHABSHELOWITZ V. FALL RIVER GAS CO., 30 Mass.App.Ct. 769, 771 (1991). In SHABSHELOWITZ, the stockholder sought access to the stockholder list solely for private investment concerns, i.e. to solicit other shareholders to sell their stock. In this instance, the plaintiffs have demonstrated that the demand for access to stockholder information was related to their dispute with the control and governance of the corporation and for the purpose of soliciting proxies.

    Similarly, Rule 14a-7 does not confer an "absolute" right to stockholder information. As noted at pages 10-l l of TCC's opposition, Rule 14a-7(a) requires that certain pre-requisites are met. Two of those requirements are acknowledged to have been met in this case (i.e the company is in the process of a proxy solicitation and Phalon owns a class of shares which can vote at the upcoming meeting). The third is more problematic to the plaintiff since materials to be sent to shareholders were not made available to TCC. Recognizing the deficiency, the plaintiff has sought to cure the same by filing a proxy statement with the SEC.

    The plaintiffs have demonstrated a reasonable likelihood of success on their demand for access to the list of current stockholders. Delay in granting relief would foreclose the plaintiffs from communication with stockholders concerning solicitations for their proxies and for consideration as an alternate recipient of stockholder proxies. Any remedy at law would be unable to redress such a loss. See MODERN CONTINENTAL CONST. CO., INC. V. BRAINTREE HOUSING AUTHORITY, 391 Mass. 829 (1984); E.R. HOLDINGS, INC. V. NORTON CO., 735 F.Supp. 1094, 1100
(D. Mass. 1990). Potential harm to the defendant TCC from the disclosure of the list of stockholders can be obviated by requiring that proxy materials submitted by the plaintiff be mailed to stockholders by TCC.

                               BY-LAW AMENDMENTS

    As disputed the facts and motivations may be, there are significant facts which are not disputed. There was an investigation. There were improprieties involving the son of the defendant McCalmont. As a director, McCalmont voted for measures directly affecting himself and his son. The plaintiff Phalon refused to vote in favor of the measures in dispute. Phalon refused to sign the Form 10-K. The Chief Financial Officer who refused to sign the Form 10-K was terminated. The Form 10-K includes disclosure of the review contained in the Slavitt report which is minimal at best. Phalon, together with other dissatisfied stockholders, is challenging the present control and governance of TCC. It was in this context that the board voted to reverse the 1990 vote opting out of GL. c. 156B, Section 50A and to reconstitute TCC's board. Significantly, under the reconstituted board, Phalon's term expires in 1998 while McCalmont's does not expire until 1999.

    Section 50A clearly expresses a preference for staggered boards. Equally as clear and undisputed is the fact that the TCC board voted on May 24, 1990 not to have a board with staggered terms, a decision authorized expressly in Section 50A. Faced with a dissenting director and rumblings of a shareholder proxy challenge, the majority of the board sought refuge in a staggered board as voted on April 29, 1998. The context compromises the validity of the vote particularly since there are a series of votes in which at least one director voted concerning matters directly affecting himself and his son. That context does not disappear because the statute authorized the vote taken.

    "Under Massachusetts law, officers and directors owe a fiduciary duty to protect the interests of the corporation they serve. CECCONI V. CECCO, INC., 739 F.Supp. 41, 45 (D.Mass.1990). Senior executives are considered to be corporate fiduciaries and to owe their company a duty of loyalty. CHELSEA INDUS. V. GAFFNEY, 389 Mass. 1, 11-12 (1983). Corporate fiduciaries are required to be loyal to the corporation and to refrain from promoting their own interests in a manner injurious to the corporation. SEDER V. GIBBS, 333 Mass. 445, 453 (1956). JOHNSON V. WITHOWSKI, 30 Mass.App.Ct. 697, 705 (1991). ORSI V. SUNSHINE ART STUDIOS, INC., 874 F.Supp. 471, 475 (D.Mass.1995). See PEPPER V. LITTON, 308 U.S. 295, 311 (1939). The prohibition against self-dealing on the part of corporate fiduciaries requires that the corporation receive the full benefit of transactions in which an officer engages on the corporation's behalf, without thought to personal gain; this is part of the bargain upon which investors rely when they purchase a corporation's stock. See ENSTAR GROUP, INC. V. GRASSGREEN, 812 F.Supp. 1562, 1570-1571 (M.D.Ala.1993). For that reason, a contract for personal gain which could cause a corporate fiduciary to breach his or her fiduciary duty of loyalty to the corporation is generally held to be unenforceable as against public policy. See COLONIAL OPERATING CO. V. POORVU, 306 Mass. 104, 107-108, 27 N.E.2d 704 (1940); ODMAN V. OLESON, 319 Mass. 24, 26
(1946); DYNAN V. FRITZ, 400 Mass. 230, 242-243 (1987); CHILDS V. RIC GROUP,
INC., 331 F.Supp. 1078, 1084 (N.D.Ga.1970). See also Restatement (Second) of Contracts Section 193 (1981) ("A promise by a fiduciary to violate his fiduciary duty or a promise that tends to induce such a violation is unenforceable on grounds of public policy"). Accordingly, Massachusetts courts vigorously scrutinize self-interested transactions involving corporate fiduciaries. BOSTON CHILDREN'S HEART FOUNDATION, INC. V. NADAL-GINARD, 73 F.3d
429, 433 (1st Cir.1996)...." GELLER V. ALLIED-LYONS PLC, 42 Mass.App.Ct. 120,
122-123 (1997). Directors cannot take advantage of their official position to manipulate the corporation in order to secure or perpetuate their control. See ANDERSEN V. ALBERT & J.M. ANDERSON MFG CO., 325 Mass. 343, 347 (1950) (Manipulation of stock). "Such action constitutes a breach of their fiduciary obligations to the corporation and a willful disregard of the rights of the other stockholders." ID. and cases cited.

    The plaintiffs have demonstrated a reasonable likelihood of success on their claim that the By-Law change voted on April 29, 1998 was a "manipulative device" designed to prevent a meaningful proxy contest by dissenting shareholders in willful-disregard of the rights of other shareholders.

    Allowing the By Law to remain in effect pending a final determination of the merits of the plaintiffs claim would result in irreparable harm to the plaintiffs. To allow the By Law to control the proceedings at the next annual meeting would "substantially chill, if not freeze in its tracks, any continued" proxy contest or inquiring into the control and governance of TCC by dissenting shareholders. See SAN FRANCISCO REAL ESTATE INVESTORS V. REAL ESTATE INVESTMENT TRUST, 701 F.2d 1000, 1002 (1st Cir., 1983). The defendants have failed to demonstrate that they will suffer comparable or greater harm if implementation of the By-Law is delayed.

                            DELAY IN SEEKING RELIEF

    "Unexplained delay in seeking relief for allegedly wrongful conduct may indicate an absence of irreparable harm and may make an injunction [21 Mass.App.Ct. 495] based upon that conduct inappropriate. See USACHEM, INC. V. GOLDSTEIN, 512 F.2d 163, 168- 169 (2d Cir.1975); KLAUBERBROS. V. LADY MARLENE BRASSIERE CORP., 285 F.Supp. 806, 808 (S.D.N.Y.1968); 11 Wright & Miller, Federal Practice & Procedure: Civil Sec. 2948, at 438 (1973)." ALEXANDER & ALEXANDER, INC. V. DANAHY, 21 Mass.App.Ct. 488, 495 (1986). Phalon's demand for access to the stockholder list was made on April 8, 1998. Although advised that TCC would require a confidentiality agreement, that agreement was not forwarded to the plaintiff until April 24, 1998. "The delay here was not without justification, however." ID. "[W]hat delay there was not so egregious as to form the basis for denial of any injunctive relief. Parties to a business dispute deserve praise, not penalty, for attempting to negotiate their differences before knocking on the courthouse door." ID.

                                     ORDER

    For the foregoing reasons, the plaintiff's application for a preliminary injunction is ALLOWED. Pending further order of this court:

    1. The defendant Technical Communication Corporation shall mail a copy of the proxy statement submitted by the plaintiffs to the SEC to each and every stockholder of the corporation on or before June 17, 1998;

    2. The defendant Technical Communication Corporation shall not provide the plaintiffs with a copy of the shareholder list but shall maintain a full and complete list of all shareholders to whom the proxy statement has been sent and shall file an affidavit of compliance with this order on or before July 3, 1998;

    3.  The cost of the mailing and copying shall be born by the plaintiffs; and

    4. The defendants shall be enjoined from implementing the votes taken at the meeting held on April 30, 1998 adopting the provisions of GL c. 156B,
       Section 50A and restructuring the terms of the Board of Directors to staggered terms.

    5. This order is conditioned upon the plaintiffs posting a bond in the amount of Ten Thousand Dollars or, in lieu thereof, depositing that amount with the Clerk of Court.

                                /s/ REGINA L. QUINLAN
                                --------------------------
                                Regina L. Quinlan
                                Associate Justice of the
                                Superior Court

Date: June 9, 1998

                                                                       EXHIBIT B

                         COMMONWEALTH OF MASSACHUSETTS
                                 APPEALS COURT

                                                                        98-J-436

                           PHILIP A. PHALON & ANOTHER
                                      VS.
                TECHNICAL COMMUNICATIONS CORPORATION, & OTHERS.
                                     ORDER

    After reviewing those papers presented which I deemed pertinent and hearing argument of the parties, I conclude that the petitioners' request for relief should be denied. The preliminary injunction is not based upon an erroneous refusal to recognize the petitioners' rights under G. L. c. 156B, Section 50A(a). Rather, injunctive relief was granted on the basis of a showing of circumstances which give rise to serious question concerning the validity of the vote by which the petitioners sought to bring themselves within the provisions of Section 50A(a). Accordingly, the petition for relief brought under G. L. c. 231, Section 118, first par., is denied.

                                          By the Court (Perretta, J.)

                                          /s/ Assistant Clerk
                                          Assistant Clerk

Entered: 6/18/98

GOLD PROXY

                      TECHNICAL COMMUNICATIONS CORPORATION
                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 17, 1998
     THIS PROXY IS SOLICITED ON BEHALF OF PHILIP A. PHALON, M. MAHMUD AWAN,
                ROBERT B. BREGMAN AND WILLIAM C. MARTINDALE, JR.

    The undersigned hereby authorizes and appoints Philip A. Phalon and M. Mahmud Awan, and each of them, as proxies with full power of substitution, to vote all shares of Common Stock of TECHNICAL COMMUNICATIONS CORPORATION held of record on May 29, 1998 by the undersigned at the Annual Meeting of Stockholders to be held at 10:00 a.m. Eastern Time on July 17, 1998, and any adjournment or postponement thereof.

    This proxy when properly executed will be voted (i) as directed below, or, in the absence of such direction, this proxy will be voted FOR the specified nominees in Proposal 1 and FOR the Stockholder Proposal in Proposal 2 and (ii) in accordance with the judgment of the proxies upon other matters that may properly come before said meeting or any adjournments or postponements thereof.

         A VOTE FOR PROPOSALS NO. 1 AND NO. 2 IS STRONGLY RECOMMENDED.
                  (Continued and to be signed on reverse side)
--------------------------------------------------------------------------------

PROPOSAL 1--Election of Philip A. Phalon, M. Mahmud Awan, Joseph J. Hansen, Ernest R. Fenton and David A.B. Brown as directors

/ / FOR all nominees listed as follows:                      / / WITHHOLD AUTHORITY to vote
  Philip A. Phalon        Ernest R. Fenton                     (INSTRUCTION: To withhold authority to vote for any
  M. Mahmud Awan      David A.B. Brown                       individual nominee(s), write the name(s) of such nominee(s)
  Joseph J. Hansen                                           on the line below.)
                                                             ----------------------------------------------------------

PROPOSAL 2-- Stockholder Proposal (to revoke the Board of Director's action to classify the Board into three (3) classes having staggered terms)

                  / / FOR         / / AGAINST        / / ABSTAIN

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO

POSTAGE IF MAILED IN THE UNITED STATES.                      Dated: ------------------, 1998
                                                             Signature: ------------------
                                                             Signature: ------------------
                                                             Title: ------------------
                                                             This Proxy must be signed exactly as the name of the
                                                             Stockholder(s) appears on this card. If stock is held
                                                             jointly, both joint owners should sign. When signing as
                                                             attorney-in-fact, executor, administrator, trustee,
                                                             guardian, partner or corporate officer, please give full
                                                             title.